Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2024	2023	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$14,450	$13,660	$790	5.8%
International Package	4,411	4,267	144	3.4%
Supply Chain Solutions	3,384	3,134	250	8.0%
Total revenue	22,245	21,061	1,184	5.6%

Operating expenses:
U.S. Domestic Package	13,552	13,089	463	3.5%
International Package	3,613	3,637	(24)	(0.7)%
Supply Chain Solutions	3,095	2,992	103	3.4%
Total operating expenses	20,260	19,718	542	2.7%

Operating profit:
U.S. Domestic Package	898	571	327	57.3%
International Package	798	630	168	26.7%
Supply Chain Solutions	289	142	147	103.5%
Total operating profit	1,985	1,343	642	47.8%

Other income (expense):
Other pension income (expense)	68	66	2	3.0%
Investment income (expense) and other	87	58	29	50.0%
Interest expense	(230)	(199)	(31)	15.6%
Total other income (expense)	(75)	(75)	—	0.0%

Income before income taxes	1,910	1,268	642	50.6%

Income tax expense	371	141	230	163.1%

Net income	$1,539	$1,127	$412	36.6%

Net income as a percentage of revenue	6.9%	5.4%

Per share amounts:
Basic earnings per share	$1.80	$1.31	$0.49	37.4%
Diluted earnings per share	$1.80	$1.31	$0.49	37.4%

Weighted-average shares outstanding:
Basic	855	857	(2)	(0.2)%
Diluted	855	858	(3)	(0.3)%

Non-GAAP Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$974	$665	$309	46.5%
International Package	792	675	117	17.3%
Supply Chain Solutions	217	275	(58)	(21.1)%
Total operating profit	1,983	1,615	368	22.8%

Total other income (expense)	$(75)	$(75)	$—	0.0%
Income before income taxes	$1,908	$1,540	$368	23.9%
Net income	$1,503	$1,346	$157	11.7%

Basic earnings per share	$1.76	$1.57	$0.19	12.1%
Diluted earnings per share	$1.76	$1.57	$0.19	12.1%

(1) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2024	2023	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,396	$2,372	$24	1.0%
Deferred	1,109	1,128	(19)	(1.7)%
Ground	10,945	10,160	785	7.7%
Total U.S. Domestic Package	14,450	13,660	790	5.8%
International Package:
Domestic	771	742	29	3.9%
Export	3,482	3,367	115	3.4%
Cargo and Other	158	158	—	0.0%
Total International Package	4,411	4,267	144	3.4%
Supply Chain Solutions:
Forwarding	1,307	1,327	(20)	(1.5)%
Logistics	1,550	1,430	120	8.4%
Other	527	377	150	39.8%
Total Supply Chain Solutions	3,384	3,134	250	8.0%
Consolidated	$22,245	$21,061	$1,184	5.6%

Consolidated volume (in millions)	1,378	1,287	91	7.1%

Operating weekdays	64	63	1	1.6%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,596	1,679	(83)	(4.9)%
Deferred	988	1,078	(90)	(8.3)%
Ground	15,823	14,529	1,294	8.9%
Total U.S. Domestic Package	18,407	17,286	1,121	6.5%
International Package:
Domestic	1,483	1,524	(41)	(2.7)%
Export	1,637	1,615	22	1.4%
Total International Package	3,120	3,139	(19)	(0.6)%
Consolidated	21,527	20,425	1,102	5.4%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$23.46	$22.42	$1.04	4.6%
Deferred	17.54	16.61	0.93	5.6%
Ground	10.81	11.10	(0.29)	(2.6)%
Total U.S. Domestic Package	12.27	12.54	(0.27)	(2.2)%
International Package:
Domestic	8.12	7.73	0.39	5.0%
Export	33.24	33.09	0.15	0.5%
Total International Package	21.30	20.78	0.52	2.5%
Consolidated	$13.58	$13.81	$(0.23)	(1.7)%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2024	2023	Change	% Change
(in millions)
Compensation and benefits	$11,955	$11,528	$427	3.7%
Repairs and maintenance	713	719	(6)	(0.8)%
Depreciation and amortization	905	837	68	8.1%
Purchased transportation	3,375	3,114	261	8.4%
Fuel	1,068	1,132	(64)	(5.7)%
Other occupancy	517	481	36	7.5%
Other expenses	1,727	1,907	(180)	(9.4)%
Total operating expenses	$20,260	$19,718	$542	2.7%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2024	2023	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$42,803	$43,043	$(240)	(0.6)%
International Package	13,037	13,225	(188)	(1.4)%
Supply Chain Solutions	9,929	9,773	156	1.6%
Total revenue	65,769	66,041	(272)	(0.4)%

Operating expenses:
U.S. Domestic Package	40,091	39,404	687	1.7%
International Package	10,865	10,884	(19)	(0.2)%
Supply Chain Solutions	9,271	9,089	182	2.0%
Total operating expenses	60,227	59,377	850	1.4%

Operating profit:
U.S. Domestic Package	2,712	3,639	(927)	(25.5)%
International Package	2,172	2,341	(169)	(7.2)%
Supply Chain Solutions	658	684	(26)	(3.8)%
Total operating profit	5,542	6,664	(1,122)	(16.8)%

Other income (expense):
Other pension income (expense)	202	198	4	2.0%
Investment income (expense) and other	208	226	(18)	(8.0)%
Interest expense	(637)	(578)	(59)	10.2%
Total other income (expense)	(227)	(154)	(73)	47.4%

Income before income taxes	5,315	6,510	(1,195)	(18.4)%

Income tax expense	1,254	1,407	(153)	(10.9)%

Net income	$4,061	$5,103	$(1,042)	(20.4)%

Net income as a percentage of revenue	6.2%	7.7%

Per share amounts:
Basic earnings per share	$4.74	$5.93	$(1.19)	(20.1)%
Diluted earnings per share	$4.74	$5.92	$(1.18)	(19.9)%

Weighted-average shares outstanding:
Basic	856	860	(4)	(0.5)%
Diluted	856	861	(5)	(0.6)%

Non-GAAP Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$2,810	$3,834	$(1,024)	(26.7)%
International Package	2,298	2,383	(85)	(3.6)%
Supply Chain Solutions	686	869	(183)	(21.1)%
Total operating profit	5,794	7,086	(1,292)	(18.2)%

Total other income (expense)	$(221)	$(154)	$(67)	43.5%
Income before income taxes	$5,573	$6,932	$(1,359)	(19.6)%
Net income	$4,255	$5,437	$(1,182)	(21.7)%

Basic earnings per share	$4.97	$6.32	$(1.35)	(21.4)%
Diluted earnings per share	$4.97	$6.31	$(1.34)	(21.2)%

(1) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2024	2023	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$7,021	$7,240	$(219)	(3.0)%
Deferred	3,372	3,491	(119)	(3.4)%
Ground	32,410	32,312	98	0.3%
Total U.S. Domestic Package	42,803	43,043	(240)	(0.6)%
International Package:
Domestic	2,299	2,299	—	0.0%
Export	10,269	10,387	(118)	(1.1)%
Cargo and Other	469	539	(70)	(13.0)%
Total International Package	13,037	13,225	(188)	(1.4)%
Supply Chain Solutions:
Forwarding	3,902	4,217	(315)	(7.5)%
Logistics	4,638	4,271	367	8.6%
Other	1,389	1,285	104	8.1%
Total Supply Chain Solutions	9,929	9,773	156	1.6%
Consolidated	$65,769	$66,041	$(272)	(0.4)%

Consolidated volume (in millions)	4,053	4,032	21	0.5%

Operating weekdays	191	191	—	0.0%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,582	1,699	(117)	(6.9)%
Deferred	1,008	1,102	(94)	(8.5)%
Ground	15,526	15,102	424	2.8%
Total U.S. Domestic Package	18,116	17,903	213	1.2%
International Package:
Domestic	1,491	1,571	(80)	(5.1)%
Export	1,613	1,635	(22)	(1.3)%
Total International Package	3,104	3,206	(102)	(3.2)%
Consolidated	21,220	21,109	111	0.5%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$23.24	$22.31	$0.93	4.2%
Deferred	17.51	16.59	0.92	5.5%
Ground	10.93	11.20	(0.27)	(2.4)%
Total U.S. Domestic Package	12.37	12.59	(0.22)	(1.7)%
International Package:
Domestic	8.07	7.66	0.41	5.4%
Export	33.33	33.26	0.07	0.2%
Total International Package	21.20	20.72	0.48	2.3%
Consolidated	$13.66	$13.82	$(0.16)	(1.2)%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2024	2023	Change	% Change
(in millions)
Compensation and benefits	$35,097	$34,188	$909	2.7%
Repairs and maintenance	2,165	2,126	39	1.8%
Depreciation and amortization	2,690	2,499	191	7.6%
Purchased transportation	9,894	9,826	68	0.7%
Fuel	3,254	3,493	(239)	(6.8)%
Other occupancy	1,573	1,490	83	5.6%
Other expenses	5,554	5,755	(201)	(3.5)%
Total operating expenses	$60,227	$59,377	$850	1.4%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Consolidated Balance Sheets
September 30, 2024 (unaudited) and December 31, 2023

	September 30, 2024	December 31, 2023
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$5,855	$3,206
Marketable securities	205	2,866
Accounts receivable	9,323	11,342
Less: Allowance for credit losses	(128)	(126)
Accounts receivable, net	9,195	11,216
Other current assets	2,009	2,125
Total Current Assets	17,264	19,413
Property, Plant and Equipment, Net	37,389	36,945
Operating Lease Right-Of-Use Assets	4,129	4,308
Goodwill	4,411	4,872
Intangible Assets, Net	3,108	3,305
Deferred Income Tax Assets	125	126
Other Non-Current Assets	1,837	1,888
Total Assets	$68,263	$70,857

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$1,606	$3,348
Current maturities of operating leases	699	709
Accounts payable	5,410	6,340
Accrued wages and withholdings	3,527	3,224
Self-insurance reserves	1,307	1,320
Accrued group welfare and retirement plan contributions	1,239	1,479
Other current liabilities	1,293	1,256
Total Current Liabilities	15,081	17,676
Long-Term Debt and Finance Leases	20,324	18,916
Non-Current Operating Leases	3,613	3,756
Pension and Postretirement Benefit Obligations	5,384	6,159
Deferred Income Tax Liabilities	3,761	3,772
Other Non-Current Liabilities	3,216	3,264

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	—	—
Retained earnings	20,552	21,055
Accumulated other comprehensive loss	(3,704)	(3,758)
Deferred compensation obligations	6	9
Less: Treasury stock	(6)	(9)
Total Equity for Controlling Interests	16,857	17,306
Noncontrolling interests	27	8
Total Shareowners' Equity	16,884	17,314
Total Liabilities and Shareowners' Equity	$68,263	$70,857

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Nine Months Ended
	September 30
	2024	2023
Cash Flows From Operating Activities:
Net income	$4,061	$5,103
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	2,690	2,499
Pension and postretirement benefit expense	774	729
Pension and postretirement benefit contributions	(1,434)	(1,363)
Self-insurance reserves	14	81
Deferred tax (benefit) expense	24	327
Stock compensation expense	(21)	186
Other (gains) losses	61	89
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	1,395	2,880
Other assets	116	(252)
Accounts payable	(829)	(2,058)
Accrued wages and withholdings	348	(155)
Other liabilities	(335)	(157)
Other operating activities	(57)	(82)
Net cash from operating activities	6,807	7,827

Cash Flows From Investing Activities:
Capital expenditures	(2,811)	(3,109)
Proceeds from disposal of businesses, property, plant and equipment	1,070	167
Purchases of marketable securities	(52)	(3,347)
Sales and maturities of marketable securities	2,725	2,397
Acquisitions, net of cash acquired	(66)	(39)
Other investing activities	(26)	2
Net cash from (used in) investing activities	840	(3,929)

Cash Flows From Financing Activities:
Net change in short-term debt	(1,272)	415
Proceeds from long-term borrowings	2,785	2,546
Repayments of long-term borrowings	(1,944)	(1,625)
Purchases of common stock	(500)	(2,250)
Issuances of common stock	184	190
Dividends	(4,049)	(4,034)
Other financing activities	(207)	(427)
Net cash used in financing activities	(5,003)	(5,185)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	5	(4)

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	2,649	(1,291)

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	3,206	5,602
End of period	$5,855	$4,311

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(unaudited)

(amounts in millions)	Nine Months Ended
	September 30
	2024	2023
Cash flows from operating activities	$6,807	$7,827
Capital expenditures	(2,811)	(3,109)
Proceeds from disposals of property, plant and equipment	68	167
Other investing activities	(26)	2
Free Cash Flow (Non-GAAP measure)	$4,038	$4,887

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
September 30
	2024	2023		2024	2023
Operating Profit (GAAP)	$1,985	$1,343	Operating Margin (GAAP)	8.9%	6.4%

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 1.0	—	3	Transformation 1.0	—%	—%

Transformation 2.0			Transformation 2.0
Business portfolio review	34	2	Business portfolio review	0.1%	—%
Financial systems	12	12	Financial systems	0.1%	0.1%
Other initiatives	—	1	Other initiatives	—%	—%
Transformation 2.0 total	46	15	Transformation 2.0 total	0.2%	0.1%

Fit to Serve	108	76	Fit to Serve	0.5%	0.3%
Total Transformation Strategy Costs	154	94	Total Transformation Strategy Costs	0.7%	0.4%
Gain on Divestiture of Coyote(1)	(156)	—	Gain on Divestiture of Coyote(1)	(0.7)%	—%
Goodwill and Asset Impairment Charges(2)	—	117	Goodwill and Asset Impairment Charges(2)	—%	0.6%
One-Time Compensation(3)	—	61	One-Time Compensation(3)	—%	0.3%

Non-GAAP Adjusted Operating Profit	$1,983	$1,615	Non-GAAP Adjusted Operating Margin	8.9%	7.7%

				2024	2023
			Income Before Income Taxes (GAAP)	$1,910	$1,268

			Transformation Strategy Costs:
			Transformation 1.0	—	3

			Transformation 2.0
			Business portfolio review	34	2
			Financial systems	12	12
			Other initiatives	—	1
			Transformation 2.0 total	46	15

(1) Represents a pre-tax gain of $156 million on the divestiture of our Coyote Logistics business within Supply Chain Solutions during 2024.			Fit to Serve	108	76
			Total Transformation Strategy Costs	154	94
(2) Reflects pre-tax goodwill impairment charges of $117 million within Supply Chain Solutions in 2023.			Gain on Divestiture of Coyote(1)	(156)	—
			Goodwill and Asset Impairment Charges(2)	—	117
(3) Represents a pre-tax one-time payment of $61 million to certain U.S.-based non-union part-time supervisors in 2023.			One-Time Compensation(3)	—	61

			Non-GAAP Adjusted Income Before Income Taxes	$1,908	$1,540

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
September 30
	2024	2023		2024	2023
Income Tax Expense (GAAP)	$371	$141	Diluted Earnings Per Share (GAAP)	$1.80	$1.31

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 1.0	—	1	Transformation 1.0	—	—

Transformation 2.0			Transformation 2.0
Business portfolio review	8	1	Business portfolio review	0.03	—
Financial systems	3	3	Financial systems	0.01	0.02
Other initiatives	—	—	Other initiatives	—	—
Transformation 2.0 total	11	4	Transformation 2.0 total	0.04	0.02

Fit to Serve	27	19	Fit to Serve	0.10	0.07
Total Transformation Strategy Costs	38	24	Total Transformation Strategy Costs	0.14	0.09
Gain on Divestiture of Coyote(1)	(4)	—	Gain on Divestiture of Coyote(1)	(0.18)	—
Goodwill and Asset Impairment Charges(2)	—	14	Goodwill and Asset Impairment Charges(2)	—	0.12
One-Time Compensation(3)	—	15	One-Time Compensation(3)	—	0.05

Non-GAAP Adjusted Income Tax Expense	$405	$194	Non-GAAP Adjusted Diluted Earnings Per Share	$1.76	$1.57

	2024	2023
Net Income (GAAP)	$1,539	$1,127

Transformation Strategy Costs:
Transformation 1.0	—	2

Transformation 2.0
Business portfolio review	26	1
Financial systems	9	9
Other initiatives	—	1
Transformation 2.0 total	35	11

Fit to Serve	81	57
Total Transformation Strategy Costs	116	70
Gain on Divestiture of Coyote(1)	(152)	—
Goodwill and Asset Impairment Charges(2)	—	103
One-Time Compensation(3)	—	46

Non-GAAP Adjusted Net Income	$1,503	$1,346

(1) Represents a pre-tax gain of $156 million on the divestiture of our Coyote Logistics business within Supply Chain Solutions during 2024.
(2) Reflects pre-tax goodwill impairment charges of $117 million within Supply Chain Solutions in 2023.
(3) Represents a pre-tax one-time payment of $61 million to certain U.S.-based non-union part-time supervisors in 2023.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures by Segment
(unaudited)

Three Months Ended
September 30
	2024	2023		2024	2023		2024	2023
U.S. Domestic Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$13,552	$13,089	3.5%	$898	$571	57.3%	6.2%	4.2%

Adjusted for:
Transformation Strategy Costs	(76)	(33)	130.3%	76	33	130.3%	0.5%	0.2%
One-Time Compensation	—	(61)	(100.0)%	—	61	(100.0)%	—%	0.5%

Non-GAAP Adjusted Measure	$13,476	$12,995	3.7%	$974	$665	46.5%	6.7%	4.9%

	2024	2023		2024	2023		2024	2023
International Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$3,613	$3,637	(0.7)%	$798	$630	26.7%	18.1%	14.8%

Adjusted for:
Transformation Strategy Costs	6	(45)	N/A	(6)	45	N/A	(0.1)%	1.0%

Non-GAAP Adjusted Measure	$3,619	$3,592	0.8%	$792	$675	17.3%	18.0%	15.8%

	2024	2023		2024	2023		2024	2023
Supply Chain Solutions	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$3,095	$2,992	3.4%	$289	$142	103.5%	8.5%	4.5%

Adjusted for:
Transformation Strategy Costs	(84)	(16)	425.0%	84	16	425.0%	2.5%	0.5%
Gain on Divestiture of Coyote	156	—	N/A	(156)	—	N/A	(4.6)%	—%
Goodwill and Asset Impairment Charges	—	(117)	(100.0)%	—	117	(100.0)%	—%	3.8%

Non-GAAP Adjusted Measure	$3,167	$2,859	10.8%	$217	$275	(21.1)%	6.4%	8.8%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures - U.S. Domestic Cost Per Piece
(unaudited)

	Three Months Ended
	September 30
	2024	2023	% Change
Operating Days	64	63
Average Daily U.S. Domestic Package Volume	18,407	17,286
U.S. Domestic Cost Per Piece (GAAP)	$11.50	$12.02	(4.3)%

Transformation Strategy Costs	(0.06)	(0.03)	100.0%
One-Time Compensation	—	(0.06)	(100.0)%

U.S. Domestic Non-GAAP Adjusted Cost Per Piece	$11.44	$11.93	(4.1)%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Nine Months Ended
September 30
	2024	2023		2024	2023
Operating Profit (GAAP)	$5,542	$6,664	Operating Margin (GAAP)	8.4%	10.1%

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 1.0	—	10	Transformation 1.0	—%	—%

Transformation 2.0			Transformation 2.0
Spans and layers	—	86	Spans and layers	—%	0.2%
Business portfolio review	29	31	Business portfolio review	—%	—%
Financial systems	41	30	Financial systems	0.1%	—%
Other initiatives	—	3	Other initiatives	—%	—%
Transformation 2.0 total	70	150	Transformation 2.0 total	0.1%	0.2%

Fit to Serve	157	76	Fit to Serve	0.2%	0.1%
Total Transformation Strategy Costs	227	236	Total Transformation Strategy Costs	0.3%	0.3%
Gain on Divestiture of Coyote(1)	(156)	—	Gain on Divestiture of Coyote(1)	(0.2)%	—%
One-Time Payment for Int'l Regulatory Matter(2)	88	—	One-Time Payment for Int'l Regulatory Matter(2)	0.1%	—%
Goodwill and Asset Impairment Charges(3)(4)	48	125	Goodwill and Asset Impairment Charges(3)(4)	0.1%	0.2%
One-Time Compensation(5)	—	61	One-Time Compensation(5)	—%	0.1%
Expense for Regulatory Matter(6)	45	—	Expense for Regulatory Matter(6)	0.1%	—%

Non-GAAP Adjusted Operating Profit	$5,794	$7,086	Non-GAAP Adjusted Operating Margin	8.8%	10.7%

	2024			2024	2023
Other Income (Expense) (GAAP)	$(227)		Income Before Income Taxes (GAAP)	$5,315	$6,510

			Transformation Strategy Costs:
One-Time Payment for Int'l Regulatory Matter(2)	6		Transformation 1.0	—	10

Non-GAAP Adjusted Other Income (Expense)	$(221)		Transformation 2.0
			Spans and layers	—	86
			Business portfolio review	29	31
(1) Represents a pre-tax gain of $156 million on the divestiture of our Coyote Logistics business within Supply Chain Solutions during 2024.			Financial systems	41	30
			Other initiatives	—	3
(2) Reflects a pre-tax one-time payment for an international regulatory matter and related interest of $94 million.			Transformation 2.0 total	70	150
(3) Reflects pre-tax impairment charges of $41 million for acquired trade names within Supply Chain Solutions and $7 million for software licenses in 2024.
			Fit to Serve	157	76
(4) Reflects goodwill impairment charges of $125 million within Supply Chain Solutions in 2023.			Total Transformation Strategy Costs	227	236
(5) Represents a one-time payment of $61 million to certain U.S.-based non-union part-time supervisors.			Gain on Divestiture of Coyote(1)	(156)	—
(6) Reflects an accrual for a regulatory matter of $45 million.			One-Time Payment for Int'l Regulatory Matter(2)	94	—
			Goodwill and Asset Impairment Charges(3)(4)	48	125
			One-Time Compensation(5)	—	61
			Expense for Regulatory Matter(6)	45	—
Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.
			Non-GAAP Adjusted Income Before Income Taxes	$5,573	$6,932

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Nine Months Ended
September 30
	2024	2023
Income Tax Expense (GAAP)	$1,254	$1,407

Transformation Strategy Costs:
Transformation 1.0	—	2

Transformation 2.0
Spans and layers	—	21
Business portfolio review	7	7
Financial systems	10	8
Other initiatives	—	—
Transformation 2.0 total	17	36

Fit to Serve	38	19
Total Transformation Strategy Costs	55	57
Gain on Divestiture of Coyote(1)	(4)	—
One-Time Payment for Int'l Regulatory Matter(2)	—	—
Goodwill and Asset Impairment Charges(3)(4)	13	16
One-Time Compensation(5)	—	15
Expense for Regulatory Matter(6)	—	—

Non-GAAP Adjusted Income Tax Expense	$1,318	$1,495

(1) Represents a pre-tax gain of $156 million on the divestiture of our Coyote Logistics business within Supply Chain Solutions during 2024.
(2) Reflects a pre-tax one-time payment for an international regulatory matter and related interest of $94 million.
(3) Reflects pre-tax impairment charges of $41 million for acquired trade names within Supply Chain Solutions and $7 million for software licenses in 2024.
(4) Reflects goodwill impairment charges of $125 million within Supply Chain Solutions in 2023.
(5) Represents a one-time payment of $61 million to certain U.S.-based non-union part-time supervisors.
(6) Reflects an accrual for a regulatory matter of $45 million.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Nine Months Ended
September 30
	2024	2023		2024	2023
Net Income (GAAP)	$4,061	$5,103	Diluted Earnings Per Share (GAAP)	$4.74	$5.92

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 1.0	—	8	Transformation 1.0	—	—

Transformation 2.0			Transformation 2.0
Spans and layers	—	65	Spans and layers	—	0.08
Business portfolio review	22	24	Business portfolio review	0.03	0.03
Financial systems	31	22	Financial systems	0.04	0.03
Other initiatives	—	3	Other initiatives	—	—
Transformation 2.0 total	53	114	Transformation 2.0 total	0.07	0.14

Fit to Serve	119	57	Fit to Serve	0.14	0.07
Total Transformation Strategy Costs	172	179	Total Transformation Strategy Costs	0.21	0.21
Gain on Divestiture of Coyote(1)	(152)	—	Gain on Divestiture of Coyote(1)	(0.18)	—
One-Time Payment for Int'l Regulatory Matter(2)	94	—	One-Time Payment for Int'l Regulatory Matter(2)	0.11	—
Goodwill and Asset Impairment Charges(3)(4)	35	109	Goodwill and Asset Impairment Charges(3)(4)	0.04	0.13
One-Time Compensation(5)	—	46	One-Time Compensation(5)	—	0.05
Expense for Regulatory Matter(6)	45	—	Expense for Regulatory Matter(6)	0.05	—

Non-GAAP Adjusted Net Income	$4,255	$5,437	Non-GAAP Adjusted Diluted Earnings Per Share	$4.97	$6.31

(1) Represents a pre-tax gain of $156 million on the divestiture of our Coyote Logistics business within Supply Chain Solutions during 2024.
(2) Reflects a pre-tax one-time payment for an international regulatory matter and related interest of $94 million.
(3) Reflects pre-tax impairment charges of $41 million for acquired trade names within Supply Chain Solutions and $7 million for software licenses in 2024.
(4) Reflects goodwill impairment charges of $125 million within Supply Chain Solutions in 2023.
(5) Represents a one-time payment of $61 million to certain U.S.-based non-union part-time supervisors.
(6) Reflects an accrual for a regulatory matter of $45 million.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures by Segment
(unaudited)

Nine Months Ended
September 30
	2024	2023		2024	2023		2024	2023
U.S. Domestic Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$40,091	$39,404	1.7%	$2,712	$3,639	(25.5)%	6.3%	8.5%

Adjusted for:
Goodwill and Asset Impairment Charges	(5)	—	N/A	5	—	N/A	—%	—%
Transformation Strategy Costs	(93)	(134)	(30.6)%	93	134	(30.6)%	0.3%	0.3%
One-Time Compensation	—	(61)	(100.0)%	—	61	(100.0)%	—%	0.1%

Non-GAAP Adjusted Measure	$39,993	$39,209	2.0%	$2,810	$3,834	(26.7)%	6.6%	8.9%

	2024	2023		2024	2023		2024	2023
International Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$10,865	$10,884	(0.2)%	$2,172	$2,341	(7.2)%	16.7%	17.7%

Adjusted for:
One-Time Payment for Int'l Regulatory Matter	(88)	—	N/A	88	—	N/A	0.7%	—%
Asset Impairment Charges	(2)	—	N/A	2	—	N/A	—%	—%
Transformation Strategy Costs	(36)	(42)	(14.3)%	36	42	(14.3)%	0.2%	0.3%

Non-GAAP Adjusted Measure	$10,739	$10,842	(1.0)%	$2,298	$2,383	(3.6)%	17.6%	18.0%

	2024	2023		2024	2023		2024	2023
Supply Chain Solutions	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$9,271	$9,089	2.0%	$658	$684	(3.8)%	6.6%	7.0%

Adjusted for:
Gain on Divestiture of Coyote	156	—	N/A	(156)	—	N/A	(1.6)%	—%
Goodwill and Asset Impairment Charges	(41)	(125)	(67.2)%	41	125	(67.2)%	0.4%	1.3%
Transformation Strategy Costs	(98)	(60)	63.3%	98	60	63.3%	1.0%	0.6%
Expense for Regulatory Matter	(45)	—	N/A	45	—	N/A	0.5%	—%

Non-GAAP Adjusted Measure	$9,243	$8,904	3.8%	$686	$869	(21.1)%	6.9%	8.9%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures - U.S. Domestic Cost Per Piece
(unaudited)

	Nine Months Ended
	September 30
	2024	2023	% Change
Operating Days	191	191
Average Daily U.S. Domestic Package Volume	18,116	17,903
U.S. Domestic Cost Per Piece (GAAP)	$11.59	$11.52	0.6%

Transformation Strategy Costs	(0.03)	(0.03)	—%
One-Time Compensation	—	(0.02)	(100.0)%

U.S. Domestic Non-GAAP Adjusted Cost Per Piece	$11.56	$11.47	0.8%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Aircraft Fleet - As of September 30, 2024
(unaudited)

Description	UPS Owned and/or Operated	Charters & Leases Operated by Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	82	—	17	—
Boeing 767-300BCF	6	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11(1)	31	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	30	—	—	—
Other	—	244	—	—
Total	293	244	17	—

(1) Two (2) of the MD-11 aircraft shown above have been retired from operational use as of September 30, 2024. We do not anticipate retiring any additional MD-11 aircraft in 2024.